For Tax-Exempt Income

DELAWARE-VOYAGEUR
Tax-Free Idaho Fund
Tax-Free North Dakota Fund
Tax-Free Oregon Insured Fund
Tax-Free Washington Insured Fund

service and guidance

professional management

1997
Annual
Report

goals


(Variour Photos demonstrating service and guidance, professional management and goals)

(Logo)

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Fund Objectives

TAX-FREE IDAHO FUND
To seek as high level of current income exempt from federal income tax as is consistent with preservation of principal.

TAX-FREE NORTH DAKOTA FUND
To seek as high level of current income exempt from federal income tax and North Dakota state income tax as is consistent with preservation of principal.

TAX-FREE OREGON INSURED FUND
To seek as high level of current income exempt from federal income tax and Oregon state income tax as is consistent with preservation of principal.

TAX-FREE WASHINGTON INSURED FUND
To seek as high level of current income exempt from federal income tax as is consistent with preservation of principal.

tax-exempt
income

(Photo of keyboard)


(Photo of illustration from Tax-Exempt income brochures)

January 20, 1998

                                                                  for tax-exempt
                                                                      income
                                                                        1

Dear Shareholder:

When Lewis and Clark set out to explore the nation's Northwest nearly two centuries ago, they encountered unsettling moments along the rapids of the Missouri River. However, through persistence, effective planning, patience and discipline, they reached the Pacific.
        We are pleased to report that in a year marked by bond market volatility and fears about inflation, Delaware Investments' four Northwest municipal bond funds provided results of the first order. Each Fund discussed in this report outpaced its unmanaged benchmark in fiscal 1997. Tax-Free
Idaho Fund and Tax-Free Washington Insured Fund both achieved the highest total returns of any funds within their respective peer groups for the 12 months ended December 31, 1997.+
        On November 1, 1997, Elizabeth H. Howell, the portfolio manager for the Idaho, Washington and Oregon funds, also assumed sole responsibility for the Tax-Free North Dakota Fund from co-manager Mark D. Schierman. She manages nearly $2 billion in municipal bond assets from her office in Minneapolis.
        Despite a modest setback in the spring, fiscal 1997 was a banner year for municipal bonds. Among the favorable developments during the period were:
o Passage of the Taxpayer Relief Act in July. This lifted the specter of proposed federal tax legislation that could have made municipal bonds a less attractive investment option.


In a year marked by bond market volatility and fears about inflation, Delaware Investments' four Northwest municipal bond funds provided results of the first order.

TOTAL RETURN
-------------------------------------------------------------------------------
                                              12 MONTHS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------
Tax-Free Idaho Fund A Class                                  +10.41%
Tax-Free North Dakota Fund A Class                            +9.43%
Lipper Other States Municipal Debt Fund
 Average (67 Funds)                                           +8.44%
-------------------------------------------------------------------------------
Tax-Free Oregon Insured Fund A Class                          +9.66%
Lipper Oregon Insured Fund Average (15 Funds)                 +8.61%
-------------------------------------------------------------------------------
Tax-Free Washington Insured Fund A Class                     +10.23%
Lipper Washington Insured Fund Average (8 Funds)              +9.24%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                          +9.19%
Lehman Brothers Insured Municipal Bond Index                  +9.58%
-------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions. Performance of other classes varies due to different fees and expenses. For complete performance for all classes, see pages 9 to 12. Each index shown above is unmanaged. Past performance does not guarantee future results.

+ Tax-Free Idaho Fund Class A ranked #1 of 67 single-state funds and 3 out of 54 funds for the one-year and lifetime periods ended 12/31/97, according to Lipper Analytical Services. Tax-Free Washington Insured Fund Class A ranked #1 out of 8 Washington insured funds and 2 out of 4 funds for the one-year and three-year periods ended 12/31/97. Rankings are based on total return at net asset value. Expense limitations were in effect and rankings would have been lower without the limitations.

for tax-exempt
   income
     2

o Rising tax revenues. Thanks to strong job growth and corporate profits many states, including the four discussed in this report, posted budget surpluses last year.
o Positive supply/demand factors. The amount of new bonds issued in Idaho, Oregon and North Dakota dropped in 1997, helping to support higher bond prices as investor demand remained steady, according to The Bond Buyer. Although new bond supplies rose sharply in Washington, investor demand was equally strong.
        Your Funds participated in the robust income and total return potential of the municipal bond market in 1997. We believe we did well because we went an extra mile to analyze bonds issued by smaller, rural communities and revenue projects such as water irrigation, nursing homes and industrial-backed development.
        We view the municipal bond market's long-term prospects as attractive, especially since Washington and many states still tax income at a higher rate than capital gains. While the Taxpayer Relief Act offered many benefits to more aggressive equity investors, it provided few breaks to income-oriented investors. Municipal bonds remain one of the few investments that provide investors with monthly income potential without increasing their tax bill.
        In our view, the income from municipal bonds and the tax-free compounding of such income over time has the potential to help heavily taxed investors reach their financial goals more quickly.
        On the pages that follow, Ms. Howell reviews each Fund's performance and outlines her approach for the coming months. We look forward to reporting to you again this summer and serving your needs for many years to come.


Sincerely,

/s/ Wayne A. Stork
-------------------
WAYNE A. STORK
Chairman


/s/ Jeffrey J. Nick
--------------------
JEFFREY J. NICK
President and Chief Executive Officer


Municipal bonds remain one of the few investments that provide investors with monthly income potential without increasing their tax bill.

Your Funds' Portfolio Manager

Prior to joining the Delaware-Voyageur family, Elizabeth H. Howell had managed municipal bond funds at Voyageur Asset Management for six years. She has more than 13 years experience that includes serving as a fixed-income portfolio manager at Windsor Financial Group. She has also held investment management positions at Lommis Sayles & Co. and Eaton Vance Management. Ms. Howell has an MBA from Babson College.

                                                                  for tax-exempt
                                                                      income
                                                                        3
Portfolio Manager's Review

DELAWARE INVESTMENTS' MUNICIPAL BOND funds in Idaho, North Dakota, Oregon and Washington provided exceptional total returns during fiscal 1997 despite substantial interest rate volatility and renewed efforts in Washington, D.C. to cut income taxes.
        Passage of the Taxpayer Relief Act this past summer marked a turning point for the bond market because it removed a legislative uncertainty for investors. By retaining high tax rates on bond interest and dividends, Washington reinforced the value of municipal bonds as a way to potentially increase investment income without the pain of federal income tax rates as high as 39.6%.
        During 1997, increased demand for municipal bonds from both individual investors and institutions led to higher bond prices even as the supply of newly issued municipal securities rose 19.2% to $220.5 billion, according to The Bond Buyer, a trade publication. Many communities took advantage of falling interest rates to refinance debt.
        In managing each Fund, we sought to achieve good structure - a prudent combination of average coupon, call date, and effective maturity, the characteristics that represent each portfolio's mathematical underpinnings. Longer-than-average durations in each Fund helped us benefit from rising bond prices when interest rates fell sharply during the second half.
        Generally, we focused on bonds that were selling at a discount to their face value, with good call protection features and long maturities.
These securities did well during 1997's low inflation environment and declining interest rates.

Q. How do market conditions affect duration?

a. When interest rates drop, bonds are more likely to trade at prices that reflect their call dates, if any. Therefore, after a bond market rally, a bond held in a mutual fund will generally have a shorter average effective maturity and duration, or sensitivity to interest rates. When we anticipate a bond rally, we strive to manage each Fund's duration so that it remains slightly longer than a Fund's peers and benchmarks.

for tax-exempt
   income
     4

TAX-FREE IDAHO FUND
STRATEGIC POSITIONING
By positioning Tax-Free Idaho Fund for a decline in interest rates, we provided an exceptional total return of +10.41% for the 12 months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested). The Fund's results were significantly higher than the returns of both its unmanaged benchmark and the average of its peers.
        For most of the year, we kept the Fund's duration longer than both the Lehman Brothers Municipal Index and other mutual funds investing in Idaho bonds. We believe this allowed the Fund to provide higher-than-average income and capture a substantial amount of the municipal market's total return potential.
        Tax-Free Idaho Fund also did well because we held a substantial portion of its portfolio (41.7%) in unrated bonds and bonds rated BBB. Prices of these securities rose to a greater degree than bonds rated A to AAA in 1997.
        As of December 31, 1997, some 14.8% of the bonds in your Fund's portfolio did not have credit ratings. Partly this reflects the fact that Idaho has an unusual municipal bond market, which provides us with attractive investment opportunities. Our research has helped us avoid credit problems and increased your Fund's income potential.
        Idaho, with a population of just 1 million, is primarily a rural state, and many of the bond issues available to investors are for municipal projects in small towns. These issues are often too small to make it economical to obtain credit ratings from agencies such Moody's or Standard & Poor's. Indeed, the state issued just $489 million in new bonds in 1997, according to The Bond Buyer, a 7% decline from a year earlier. Only Montana and Wyoming issued fewer bonds last year.
        In selecting securities for the Fund's portfolio, we carefully evaluate creditworthiness and only purchase unrated bonds that we conclude would qualify for an investment grade rating if the issuer sought one. In other words, we seek overlooked gems. Our approach is to balance bonds that produce an above-average interest rate with bonds that are rated and can contribute to the Fund's total return. During 1997 Idaho's unemployment rate fell to 5.1%, the lowest level since 1969. State economists expect Idaho to grow faster than the national economy over the next several idaho

TAX-FREE IDAHO FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
-------------------------------------------------------------------------------
DECEMBER 31, 1997

Hospitals                                     14.8%
General Obligation                            10.6%
Pollution Control                             17.7%
Housing                                       11.1%
Water/Sewer                                    3.2%
Higher Education                               4.8%
City Agencies                                  1.1%
Industrial Development                         3.8%
Other Revenue Bonds                           28.0%
Cash Equivalents                               4.9%

Average Effective Maturity                        8.9 years
Average Effective Duration                        6.6 years
Average Quality                                           A
Thirty-Day Current SEC Yield*                         4.04%
-------------------------------------------------------------------------------
*For Class A shares based on Securities and Exchange Commission guidelines.
 Thirty-day current SEC yields for B and C classes were 3.92% and 3.93%, respectively.

Approximately x.xx% of the income generated by Tax-Free Idaho Fund during fiscal 1997 was subject to the alternative minimum tax.

                                                                  for tax-exempt
                                                                     income
                                                                       5

years, aided by continuing expansion of the state's high technology sector. This includes companies such as Micron Technology, the world's largest maker of random access memory chips. Personal income - the amount of money Idaho residents have to spend after taxes - has been growing at about a 5.5% rate, according to Standard & Poor's.
        Although the bond market enjoyed a huge rally this past fall and the U.S. economy remains relatively strong, we believe rates are likely to drop even farther in 1998 as the impact of the Asian crisis may push domestic inflation even lower. Our sector positioning as of December 31, 1997 was similar to what it was six months earlier. We reduced our weighting in industrial development bonds and reallocated assets to areas we believed offered better value.

TAX-FREE NORTH DAKOTA FUND
STRATEGIC POSITIONING
For the 12 months ended December 31, 1997, Tax-Free North Dakota Fund provided a total return of +9.43% (for Class A shares with distributions reinvested at net asset value).
        We did well relative to our benchmark because we positioned the Fund for a decline in interest rates. Our average duration was longer than the Lehman Brothers Municipal Bond Index for much of the year. This allowed us to generate an attractive level of income and participate in the bond market's autumn price rally.
        The supply of new bonds issued in North Dakota is fairly limited, reflecting the state's relatively small population - about 642,000 people. Only $566 million in new bonds were issued in 1997, a 3% decline from a year earlier.
        Economic growth in North Dakota and confidence in the state's bond market remained strong in 1997 despite flooding this past spring in some portions of the state. North Dakota's unemployment rate was just 1.9% in 1997, second lowest rate of joblessness in the country, U.S. government figures show. Financial services firms and others have been adding back office jobs such as credit card servicing centers. The state's economy is also benefiting from reform of the state's workers' compensation system a few years ago. North Dakota's general obligation bonds are rated AA - by Standard & Poor's. The state posted a budget surplus of $109 million in 1997.
        As of December 31, 1997, more than half of the Fund's net assets were allocated north
dakota

TAX-FREE NORTH DAKOTA FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
DECEMBER 31, 1997

Housing                                       26.5%
Power Authority                               14.7%
Transportation                                 4.8%
Higher Education                               3.4%
Hospital                                      29.2%
State Building Authority                       9.4%
Other Revenue Bonds                            7.7%
General Obligation Bonds                       1.6%
Industrial Development                         1.7%
Pre-Refunded Bonds                             1.0%


Average Effective Maturity                         8.7 years
Average Effective Duration                         6.7 years
Average Quality                                           AA
Thirty-Day Current SEC Yield*                          4.20%
--------------------------------------------------------------------------------

*For Class A shares based on Securities and Exchange Commission guidelines.
 Thirty-day current SEC yield for B and C classes was 3.62%.

Approximately x.xx% of the income generated by Tax-Free North Dakota Fund during fiscal 1997 was subject to the alternative minimum tax.

for tax-exempt
    income
      6

to two sectors - hospital and housing bonds. We believe these areas offer superior income potential. Since 1996, we have increased our weighting in hospital bonds and slightly decreased our allocation to utility bonds, reflecting our belief that the health care sector represents a somewhat greater long-term value.
        In an effort to mitigate credit risks in the year ahead, we have focused on higher quality North Dakota bonds. As of year's end, nearly two-thirds of your Fund's portfolio was invested in bonds rated AAA and AA, the two highest credit ratings available. Generally, we like to buy both rated and unrated bonds. We believe rated bonds enable us to fine-tune duration while unrated bonds provide us with an opportunity to analyze credits and provide above-average income potential.

TAX-FREE OREGON INSURED FUND
STRATEGIC POSITIONING
Tax-Free Oregon Insured Fund provided a total return of +9.66% for the 12 months ended December 31, 1997 (for Class A shares with distributions reinvested at net asset value).
        Our performance was stronger than both the Fund's unmanaged benchmark and the average of our peers. The major reason for our above-average results was that we kept the Fund's duration longer than the Lehman Brothers Municipal Bond Index and most of our competitors.
        Your Fund's returns also reflect high investor demand and relatively low supply of new municipal securities in the state. In 1997, new bond issuance dropped 22.4% to $1.6 billion, according to The Bond Buyer. Only Vermont had a larger percentage decline last year. Municipal bonds can be especially attractive to Oregon residents because the state has a steep top marginal income tax rate of 9%. In 1997, Oregon bonds traded at premium to other states because of the limited supply available.
        Oregon's economy grew at a steady pace last year, although the state's unemployment rate of 5.3% remained above the national average U.S. government figures show. Oregon's general obligation bond rating remained a solid AA and the state posted a $607 million dollar surplus in its latest fiscal report. To help preserve principal, the Fund focuses on bonds that are insured by a municipal bond insurance company.
        Since December our emphasis has been on bonds with discount coupons,

oregon


TAX-FREE OREGON INSURED FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
DECEMBER 31, 1997

Cash Equivalents                          1.8%
Power Authority                           6.3%
Higher Education                         10.3%
Hospital                                  7.4%
Transportation                            7.1%
Water/Sewer                              14.8%
Other Revenue Bonds                      17.9%
General Obligation Bonds                 31.6%
Pre-Refunded Bonds                        2.8%

Average Effective Maturity                     9.2 years
Average Effective Duration                     7.5 years
Average Quality                                      AAA
Thirty-Day Current SEC Yield*                      4.17%
--------------------------------------------------------------------------------
*For Class A shares based on Securities and Exchange Commission guidelines.
 Thirty-day SEC yield for B and C classes was 3.59%.

Approximately x.xx% of the income generated by Tax-Free Oregon Insured Fund during fiscal 1997 was subject to the alternative minimum tax.

(Photo of glasses pen and keyboard)
                                                                  for tax-exempt
                                                                      income
                                                                        7

good call projection, and long maturities. We believe pursuing this strategy allowed the Fund to perform well despite 1997's volatile interest rate environment.
        As of December 31, 1997, your Fund's duration was about a year shorter than at mid-year. Although the bond market enjoyed a huge rally this past fall, we believe interest rates could move even lower in 1998. Our sector allocation as of year's end was relatively unchanged from June.

TAX-FREE WASHINGTON
INSURED FUND
STRATEGIC POSITIONING
Tax-Free Washington Insured Fund provided exceptional results in fiscal 1997. For the 12 months ended December 31, 1997, the Fund's total return was +10.23% (for Class A shares plus reinvested distributions at net asset value).
        The State of Washington issued substantially more municipal bonds in 1997 than a year ago. Supply rose 48% to $6.2 billion, making the state one of the nation's top 10 issuers of new tax-exempt debt according to The Bond Buyer. Strong investor demand and high credit quality of these new bonds helped stabilize bond prices.
        Washington is one of a handful of states that does not have an income tax. For Washington residents, two of the primary advantages of owning municipal bond funds are lower federal income taxes and portfolio diversification. The state is home to many investors in high federal tax brackets, per capita income ranks 15th nationwide.
        Tax-Free Washington Insured Fund did well relative to the Lehman Index and its peers during the period because we positioned the Fund for a decline in interest rates. The Fund's duration was longer than the Index for most of the year. This allowed us to achieve a high total rate of return as bond prices rose in summer and autumn. Our emphasis was on bonds with discount coupons, good call projection, and long maturities. The Fund focuses on bonds that are insured by one of the major municipal bond insurance companies.
        During the year, we substantially reduced our asset allocation to bonds in the utility industry and increased our weighting in the housing sector. This reflects our optimism about the growth prospects of the Seattle area in the coming years, and consequent demand for housing.

washington

TAX-FREE WASHINGTON INSURED FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
JUNE 30, 1997

Cash Equivalents                      4.5%
Power Authority                       9.3%
Higher Education                     12.6%
Industrial Development                2.4%
General Obligation                   20.4%
Hospital                             12.5%
Housing                              27.6%
Water/Sewer                          10.7%

Average Effective Maturity                   8.9 years
Average Effective Duration                   7.1 years
Average Quality                                    AAA
Thirty-Day Current SEC Yield*                    4.57%
--------------------------------------------------------------------------------
*For Class A shares based on Securities and Exchange Commission guidelines.
 Thirty-day SEC yield for B and C classes was 4.00%.

Approximately x.xx% of the income generated by Tax-Free Washington Insured Fund during fiscal 1997 was subject to the alternative minimum tax.


(Photo of keyboard)
for tax-exempt
   income
     8

      The Washington area, more than many other regions of the country, depends on foreign trade. Located halfway between Tokyo and London, Seattle is the nation's fourth largest port and is three to four times more dependent on exports than any other region in the U.S. according to the Seattle Chamber of Commerce.
        Fiscal problems and currency devaluations along the Pacific Rim will undoubtedly have an impact on Washington's economy in the year ahead. But we believe the state's bond investors need not lose sleep over the issue. State business leaders have said they believe continuing strength in domestic-oriented industries such as technology, tourism and health services can help cushion the effects of reduced export demand from emerging Asian countries.
        In our view, a modest slowdown could actually help reduce the region's annual inflation rate, which for much of the 1990s has been running slightly higher than the national average. More restrained consumer prices would help preserve the purchasing power of Washington residents' investment dollars.

SUMMARY OUTLOOK
In our opinion, the long-term outlook for Northwest bond markets remains bright. Despite production bottlenecks and short-term setbacks in export demand for major employers such as the Boeing Co. and several high-technology companies, the region's economy is healthy and vibrant.
        The municipal bond market rallied substantially in 1997. Still, we believe selected securities in Northwestern states offer solid income opportunities and relatively moderate credit risk. For investors in high tax brackets, municipal bonds offer a way to both diversify an equity portfolio and reduce taxes on annual investment income.
        U.S. job growth has continued at a brisk pace while the labor force participation rate - the proportion of people who have or are looking for a job
- reached a record level of more than 67% of working age Americans in December. While this trend has served to boost state tax revenues and reduce social expenses, it suggests that the Federal Reserve Board needs to remain vigilant to prevent consumer prices from rising too much. We believe the Asian crisis could help keep U.S. consumer prices caged within a range of 1% to 2.6% as more inexpensive imported goods come to our shores. Given our low inflation expectation, real rates of return on U.S. municipal bonds appear rewarding. Even though nominal U.S. interest rates are at a near 25-year low, in our view real rates of return after inflation still appear attractive.

Elizabeth H. Howell
Vice President/Senior Portfolio Manager
January 20, 1998

Continuing strength in Washington's domestic-oriented industries such as biotechnology, tourism and health services may help cushion the effects of reduced export demand from emerging Asian countries.

outlook

(Photo of family on beach)
                                                                  for tax-exempt
                                                                      income
                                                                         9

Tax-Free Idaho Fund's Performance
Growth of a $10,000 Investment
Total Return January 4, 1995 To December 31, 1997


TAX-FREE IDAHO FUND A CLASS
--------------------------------------------------------------------------------
                                                                     Lipper
                                                                  Other States
                                                                  Municipal Bond
                                              Lehman Brothers     Fund Average
                    Tax-Free Idaho         Municipal Bond Index     (67 Funds)
Jan. 4 '95             $ 9,625                   $10,000             $10,000
Jan. 31 '95            $ 9,846                   $10,000             $10,000
Feb. 28 '95            $10,128                   $10,291             $10,298
Mar. 31 '95            $10,265                   $10,409             $10,383
Apr. 30 '95            $10,277                   $10,421             $10,394
May 31 '95             $10,611                   $10,754             $10,683
June 30 '95            $10,483                   $10,660             $10,562
July 31 '95            $10,523                   $10,761             $10,628
Aug. 31 '95            $10,633                   $10,897             $10,749
Sept. 30 '95           $10,744                   $10,966             $10,823
Oct. 31 '95            $10,915                   $11,126             $10,988
Nov. 30 '95            $11,107                   $11,310             $11,169
Dec. 31 '95            $11,263                   $11,419             $11,294
Jan. 31 '96            $11,345                   $11,505             $11,353
Feb. 28 '96            $11,260                   $11,428             $11,271
Mar. 31 '96            $11,052                   $11,282             $11,104
Apr. 30 '96            $11,018                   $11,250             $11,064
May 31 '96             $11,036                   $11,245             $11,088
June 30 '96            $11,159                   $11,368             $11,185
July 31 '96            $11,262                   $11,471             $11,275
Aug. 31 '96            $11,269                   $11,468             $11,284
Sept. 30 '96           $11,435                   $11,629             $11,435
Oct. 31 '96            $11,558                   $11,760             $11,544
Nov. 30 '96            $11,747                   $11,975             $11,727
Dec. 31 '96            $11,753                   $11,925             $11,689
Jan. 31 '97            $11,760                   $11,948             $11,706
Feb. 28 '97            $11,863                   $12,058             $11,811
Mar. 31 '97            $11,685                   $11,897             $11,664
Apr. 30 '97            $11,812                   $11,997             $11,765
May 31 '97             $12,016                   $12,177             $11,928
June 30 '97            $12,164                   $12,307             $12,043
July 31 '97            $12,502                   $12,648             $12,351
Aug. 31 '97            $12,387                   $12,528             $12,232
Sept. 30 '97           $12,561                   $12,677             $12,365
Oct. 31 '97            $12,668                   $12,758             $12,434
Nov. 30 '97            $12,764                   $12,834             $12,508
Dec. 31 '97            $13,029                   $13,021             $12,685


Chart assumes $10,000 invested January 4, 1995, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE IDAHO FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Returns through December 31, 1997

                                            Lifetime              One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
    Excluding Sales Charge                  +10.65%               +10.41%
    Including Sales Charge                   +9.25%                +6.23%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
    Excluding Sales Charge                   +8.38%                +9.87%
    Including Sales Charge                   +7.44%                +5.87%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
    Excluding Sales Charge                   +9.57%                +9.49%
    Including Sales Charge                   +9.57%                +8.49%
--------------------------------------------------------------------------------

Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
    10

Tax-Free North Dakota Fund's Performance
Growth of a $10,000 Investment
Total Return April 1, 1991 To December 31, 1997

TAX-FREE NORTH DAKOTA FUND A CLASS
-------------------------------------------------------------------------------
                     Tax-Free         Lehman Brothers      Lipper Other States
                   North Dakota       Municipal Bond       Municipal Debt Fund
                   Fund A Class          Index              Average (67 Funds)
Apr. '91            $ 9,625              $10,000                $10,000
Jun. '91            $ 9,887              $10,079                $10,070
Sept. '91           $10,228              $10,470                $10,389
Dec. '91            $10,513              $10,822                $10,643
Mar. '92            $10,560              $10,854                $10,659
Jun. '92            $10,928              $11,266                $10,982
Sept. '92           $11,131              $11,565                $11,210
Dec. '92            $11,532              $11,776                $11,453
Mar. '93            $11,979              $12,213                $11,840
Jun. '93            $12,313              $12,613                $12,211
Sept. '93           $12,662              $13,039                $12,626
Dec. '93            $12,816              $13,222                $12,761
Mar. '94            $12,356              $12,496                $12,098
Jun. '94            $12,231              $12,634                $12,153
Sept. '94           $12,351              $12,721                $12,218
Dec. '94            $12,115              $12,539                $11,960
Mar. '95            $12,981              $13,425                $12,801
Jun. '95            $13,257              $13,748                $13,022
Sept. '95           $13,666              $14,143                $13,343
Dec. '95            $14,273              $14,727                $13,924
Mar. '96            $14,043              $14,550                $13,690
Jun. '96            $14,151              $14,661                $13,789
Sept. '96           $14,488              $14,998                $14,097
Dec. '96            $14,828              $15,380                $14,411
Mar. '97            $14,768              $15,344                $14,381
Jun. '97            $15,314              $15,873                $14,847
Sept. '97           $15,779              $16,350                $15,244
Dec. '97            $16,237              $16,793                $15,639

Chart assumes $10,000 invested April 1, 1991, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE NORTH DAKOTA FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                        Lifetime       Five Year       One Year
-------------------------------------------------------------------------------
Class A (Est. 4/1/91)
    Excluding Sales Charge               +8.04%          +7.08%         +9.43%
    Including Sales Charge               +7.43%          +6.27%         +5.36%
-------------------------------------------------------------------------------
Class B (Est. 5/10/94)
    Excluding Sales Charge               +7.90%                         +8.82%
    Including Sales Charge               +7.22%                         +4.82%
-------------------------------------------------------------------------------
Class C (Est. 7/29/95)
    Excluding Sales Charge               +7.37%                         +8.57%
    Including Sales Charge               +7.37%                         +7.57%
-------------------------------------------------------------------------------
Please turn to page 9 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 9. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                      income
                                                                        11

Tax-Free Oregon Insured Fund's Performance
Growth of a $10,000 Investment
Total Return August 1, 1993 To December 31, 1997

TAX-FREE OREGON INSURED FUND A CLASS
-------------------------------------------------------------------------------



                Tax-Free Oregon    Lehman Brothers       Lipper Oregon Municipal
                 Insured Fund     Insured Municipal         Debt Fund Average
                   A Class           Bond Index                (15 Funds)
Aug. '93            $ 9,625            $10,000                     $10,000
Sept. '93           $ 9,861            $10,335                     $10,112
Dec. '93            $ 9,979            $10,479                     $10,266
Mar. '94            $ 9,502            $ 9,822                     $ 9,676
Jun. '94            $ 9,388            $ 9,944                     $ 9,677
Sept. '94           $ 9,414            $ 9,997                     $ 9,704
Dec. '94            $ 9,217            $ 9,853                     $ 9,589
Mar. '95            $ 9,949            $10,610                     $10,287
Jun. '95            $10,143            $10,857                     $10,479
Sept. '95           $10,427            $11,168                     $10,744
Dec. '95            $10,941            $11,681                     $11,201
Mar. '96            $10,667            $11,502                     $10,994
Jun. '96            $10,700            $11,591                     $11,067
Sept. '96           $11,025            $11,865                     $11,313
Dec. '96            $11,286            $12,178                     $11,555
Mar. '97            $11,216            $12,124                     $11,521
Jun. '97            $11,611            $12,556                     $11,863
Sept. '97           $11,975            $12,957                     $12,232
Dec. '97            $12,418            $13,342                     $12,549


Chart assumes $10,000 invested August 1, 1993, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE OREGON INSURED FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                       Lifetime                       One Year
-------------------------------------------------------------------------------
Class A (Est. 8/1/93)
    Excluding Sales Charge              +5.93%                         +9.66%
    Including Sales Charge              +5.02%                         +5.59%
-------------------------------------------------------------------------------
Class B (Est. 10/24/95)
    Excluding Sales Charge              +5.83%                         +8.90%
    Including Sales Charge              +5.15%                         +4.90%
-------------------------------------------------------------------------------
Class C (Est. 7/7/95)
    Excluding Sales Charge              +7.02%                         +8.75%
    Including Sales Charge              +7.02%                         +8.31%
-------------------------------------------------------------------------------
Please turn to page 9 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 9. Past performance is not a guarantee of future results.

for tax-exempt
   income
     12

Tax-Free Washington Insured Fund's Performance
Growth of a $10,000 Investment
Total Return August 1, 1993 To December 31, 1997

TAX-FREE WASHINGTON INSURED FUND A CLASS
-------------------------------------------------------------------------------
            Tax-Free Washington     Lehman Brothers     Lipper Washington
               Insured Fund        Insured Municipal      Municipal Debt
                  A Class              Bond Index       Fund Average (8 Funds)
Aug. '93         $ 9,625                $10,000             $10,000
Sept. '93        $10,297                $10,335             $10,146
Dec. '93         $10,372                $10,479             $10,237
Mar. '94         $ 9,921                $ 9,822             $ 9,537
Jun. '94         $ 9,831                $ 9,944             $ 9,549
Sept. '94        $ 9,882                $ 9,997             $ 9,580
Dec. '94         $ 9,587                $ 9,853             $ 9,372
Mar. '95         $10,394                $10,610             $10,153
Jun. '95         $10,669                $10,857             $10,396
Sept. '95        $10,941                $11,168             $10,670
Dec. '95         $11,499                $11,681             $11,207
Mar. '96         $11,250                $11,502             $10,983
Jun. '96         $11,344                $11,591             $11,068
Sept. '96        $11,666                $11,865             $11,366
Dec. '96         $11,957                $12,178             $11,618
Mar. '97         $11,901                $12,124             $11,537
Jun. '97         $12,354                $12,556             $11,965
Sept. '97        $12,756                $12,957             $12,339
Dec. '97         $13,226                $13,342             $12,694


Chart assumes $10,000 invested August 1, 1993, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE WASHINGTON INSURED FUND
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                         Lifetime                  One Year
-------------------------------------------------------------------------------
Class A (Est. 8/1/93)
    Excluding Sales Charge                +7.46%                   +10.23%
    Including Sales Charge                +6.53%                    +6.11%
-------------------------------------------------------------------------------
Class B (Est. 10/24/95)
    Excluding Sales Charge                +7.32%                    +9.38%
    Including Sales Charge                +6.05%                    +5.38%
-------------------------------------------------------------------------------
Class C (Est. 4/21/95)
    Excluding Sales Charge                +7.61%                   +9.31%
    Including Sales Charge                +7.61%                    +8.31%
-------------------------------------------------------------------------------

Please turn to page 9 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 9. Past performance is not a guarantee of future results.

                                                        for tax-exempt income 13

Financial Statements
Delaware-Voyageur
Tax-Free Idaho Fund
Statement of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                     Principal       Market
                                                      Amount         Value
                                                     ----------      ------
 Municipal Bonds - 95.13%
 General Obligation Bonds - 10.58%
 Ada and Canyon County School District
  #2 5.60% 7/30/12  .............................    $1,325,000    $1,415,604
 Bonner County Local Improvement District
  #93-1 6.20% 4/30/05  ..........................       150,000       153,620
 Bonner County Local Improvement District
  #93-2 6.35% 4/30/06  ..........................       185,000       189,449
 Bonner County Local Improvement District
  #93-3 6.40% 4/30/07  ..........................       195,000       199,694
 Bonner County Local Improvement District
  #93-4 6.50% 4/30/08  ..........................       110,000       112,644
 Bonner County Local Improvement District
  #93-5 6.50% 4/30/10  ..........................       100,000       102,404
 Canyon County Independent School District
  #131 5.50% 7/30/12 (MBIA) .....................       100,000       103,627
 Coeur D' Alene Local Improvement District #6
  Series 1995 6.00% 7/1/09 ......................        85,000        90,989
 Coeur D' Alene Local Improvement District #6
  Series 1996 6.05% 7/1/10 ......................        90,000        96,107
 Coeur D' Alene Local Improvement District #6
  Series 1997 6.10% 7/1/12 ......................        40,000        42,790
 Coeur D' Alene Local Improvement District #6
  Series 1998 6.10% 7/1/14 ......................        45,000        47,915
*Gooding Lincoln Independent School District
  #231 6.30% 2/1/14-04 (FSA) ....................       100,000       110,862
 Madison County 5.40% 8/1/14 (FSA) ..............       300,000       310,722
 Puerto Rico Commonwealth 5.375% 7/1/25 .........     1,250,000     1,253,200
 Sun Valley 5.20% 8/1/09  .......................       180,000       186,676
                                                                  -----------
                                                                    4,416,303
                                                                  -----------
 Higher Education Revenue Bonds - 4.78%
 Idaho State University Student Fee Bonds
  5.80% 4/1/20 (MBIA)  ..........................       550,000       581,955
 University Of Idaho 5.85%
  4/1/11 (FSA)  .................................     1,300,000     1,413,594
                                                                  -----------
                                                                    1,995,549
                                                                  -----------
 Hospital Revenue Bonds - 14.79%
 Idaho Health Facilities Authority Revenue
  Bonner General Hospital 6.50% 10/1/28 .........     1,500,000     1,559,790
 Idaho Health Facilities Revenue Bannock
  Medical Center 6.125% 5/1/25 ..................     1,500,000     1,593,570
 Idaho Health Facilities Revenue Bannock
  Medical Center 6.375% 5/1/17 ..................     1,695,000     1,864,602
 Idaho Magic Valley Health Facilities 5.625%
  12/1/13 (AMBAC)  ..............................       500,000       522,820
 Idaho St. Alphonsus Health Facility 6.25%
  12/1/22  ......................................       590,000       630,940
                                                                  -----------
                                                                    6,171,722
                                                                  -----------
 Housing Revenue Bonds - 11.08%
 Idaho State Housing Agency Multi-Family
  Place Plaza 6.50% 12/1/36 (FHA) ...............       995,000     1,067,217
 Idaho State Housing Finance Authority Single
  Family Series E 6.35% 7/1/15 (FHA) ............       350,000       372,820

                                                       Principal      Market
                                                         Amount       Value
                                                       ---------      ------
MUNICIPAL BONDS (Continued)
Housing Revenue Bonds (Continued)
Idaho State Housing Finance Authority Single
 Family Series A1 6.85% 7/1/12 ..................     $   90,000    $   97,176
Idaho State Housing Finance Authority Single
 Family Series G-2 6.15% 7/1/15 .................      1,500,000     1,575,824
Idaho State Housing Finance Authority Single
 Family Series A 6.10% 7/1/16 (FHA) .............        370,000       389,203
Idaho State Housing Finance Authority Single
 Family Series A 6.05% 7/1/13 (AMBAC) ...........        445,000       469,907
Idaho State Housing Finance Authority Single
 Family Series E 6.60% 7/1/11....................        155,000       168,894
Idaho State Housing Finance Authority Single
 Family Series B 6.45% 7/1/15 (FHA) .............        200,000       213,912
Idaho State Housing Finance Authority Single
 Family Series C-2 6.35% 7/1/15 .................        255,000       270,573
                                                                   -----------
                                                                     4,625,526
                                                                   -----------
Industrial Development Revenue
 Bonds - 3.79%
Idaho State Water Resource Boise Water
 7.25% 12/1/21  .................................        100,000       108,491
Meridan EDA for Hi-Micro 5.85% 8/15/11 ..........      1,250,000     1,311,025
Puerto Rico Industrial Medical Environmental
 Revenue-Pepsico Project 6.25% 11/15/13 .........        150,000       164,955
                                                                   -----------
                                                                     1,584,471
                                                                   -----------
Lease/Certificates of Participation -
 2.50%
North Idaho College Dorm Housing-Certificates
 of Participation 6.45% 10/1/16 .................      1,000,000     1,045,450
                                                                   -----------
                                                                     1,045,450
                                                                   -----------
Pollution Control Revenue Bonds -
 17.73%
Nez Perce County, Idaho Pollution Control Revenue
 Refunding-Potlatch Project 6.00% 10/1/24 .......      5,500,000     5,862,615
Power County Idaho Pollution Control Revenue
 FMC Project 5.625% 10/1/14 .....................      1,500,000     1,536,780
                                                                   -----------
                                                                     7,399,395
                                                                   -----------
Transportation Revenue Bonds -
 0.84%
Guam Highway 6.30% 5/1/12 (FSA) .................        150,000       162,770
Puerto Rico Highway Revenue Series W
 5.50% 7/1/15  ..................................        175,000       186,597
                                                                   -----------
                                                                       349,367
                                                                   -----------
Utility Revenue Bonds - 3.97%
Puerto Rico Electric Power Authority 6.00%
 7/1/16 (FSA)  ..................................        100,000       108,674
Puerto Rico Electric Power Authority Series X
 5.50% 7/1/25  ..................................      1,375,000     1,395,185
Puerto Rico Telephone Revenue Authority
 5.50% 1/1/22....................................        150,000       152,255
                                                                    ----------
                                                                     1,656,114
                                                                    ----------

14 for tax-exempt income

 Tax-Free Idaho Fund
    Statement of Net Assets (Continued)
-------------------------------------------------------------------------------
                                                    Principal      Market
                                                     Amount        Value
                                                    ---------      ------
MUNICIPAL BONDS (Continued)

Water And Sewer Revenue Bonds - 3.24%
Chubbuck Water Revenue 6.35% 4/1/08 ..........    $   125,000    $   133,409
Chubbuck Water Revenue 6.40% 4/1/10 ..........        135,000        143,648
McCall Water Revenue 5.85% 3/1/16 (FSA) ......      1,000,000      1,076,190
                                                                 -----------
                                                                   1,353,247
                                                                 -----------
Other Revenue Bonds - 21.83%
Ammon, Idaho Urban Renewal Agency Revenue
 6.25% 8/1/18 ................................        445,000        476,003
Ammon, Idaho Urban Renewal Tax Increment
 Revenue 5.875% 8/1/17 .......................        350,000        367,882
Boise Urban Renewal Tax Increment
 Revenue 6.125% 9/1/15 .......................      2,500,000      2,655,550
Boise Urban Renewal Tax Increment Revenue
 6.125% 9/1/15 ...............................      2,040,000      2,166,928
Hayden,Idaho Improvement District 95
 Special Assessment 6.30% 5/1/12 .............        115,000        115,128
Hayden,Idaho Improvement District 95
 Special Assessment 6.35% 5/1/13 .............        120,000        120,133
Hayden,Idaho Improvement District 95
 Special Assessment 6.40% 5/1/14 .............        125,000        125,139
Hayden,Idaho Improvement District 95
 Special Assessment 6.50% 5/1/15 .............        125,000        125,139
Pocatello Development Authority and Tax
 Increment Revenue 7.25% 12/1/08 .............      1,700,000      1,768,799
Puerto Rico Public Building Authority Revenue
 Series M 5.50% 7/1/21 .......................      1,175,000      1,190,804
                                                                 -----------
                                                                   9,111,505
                                                                 -----------
Total Municipal Bonds (cost $37,209,516) .....                    39,708,649
                                                                 -----------

Short Term Investments - 2.74%
Norwest Advantage Municipal Money Market Fund       1,142,000      1,142,000
                                                                 -----------
Total Short Term Investments (cost $1,142,000)                     1,142,000
                                                                 -----------

Total market value of securities owned
 (cost $38,351,516) - 97.87% ................................    $40,850,649
Receivables and other assets net of
 liabilities - 2.13% ........................................        890,369
                                                                 -----------
Net assets applicable to 3,646,544
shares ($0.01 par value) outstanding - 100.00% ..............    $41,741,018
                                                                 ===========

Net asset value - tax-free idaho fund a class
 ($33,788,382 / 2,951,170 shares) ...........................    $     11.45
                                                                 ===========
Net asset value - tax-free idaho fund b class
 ($6,827,415 / 596,960 shares) ..............................    $     11.44
                                                                 ===========
Net asset value - tax-free idaho fund c class
 ($1,125,221 / 98,414 shares) ...............................    $     11.43
                                                                 ===========
-----------
*Pre-Refunded Bond - The stated maturity is followed by the year in which the bond is pre-refunded.

-------------------------------------------------------------------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
  FHA - Insured by the Federal Housing Authority
  FSA - Insured by the Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

Components of net assets at December 31, 1997:
Common Stock, $0.01 par value, 100,000,000,000 shares
 authorized to the Fund with 10,000,000,000 shares
 allocated to Tax-Free Idaho Fund A Class,
 10,000,000,000 shares allocated to the Tax-Free Idaho
 Fund B Class and 10,000,000,000 shares allocated to
 the Tax-Free Idaho Fund C Class ..............................    $39,229,394
 Accumulated net realized gain on investments .................         12,491
Net unrealized appreciation of investments ....................      2,499,133
                                                                   -----------
Total net assets ..............................................    $41,741,018
                                                                   ===========

Net asset value and offering price per share -
 tax-free Idaho fund a class:
Net asset value A Class (A)  ..................................    $     11.45
Sales charge (3.75% of offering price, or
 3.93% of amount invested per share) (B) ......................           0.45
                                                                   -----------
Offering price ................................................    $     11.90
                                                                   ===========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                               See accompanying notes

Delaware-Voyageur
Tax-Free North Dakota Fund
Statement of net assets
December 31, 1997
-------------------------------------------------------------------------------
                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------
Municipal Bonds - 99.63%
General Obligation Bonds - 1.59%
Grand Forks Sewer Revenue 6.70% 6/1/07 ............    $  270,000    $  289,675
North Dakota State Real Estate 6.00% 9/1/13 .......       215,000       217,694
                                                                     ----------
                                                                        507,369
                                                                     ----------
Higher Education Revenue
Bonds - 3.37%
Burleigh County University Facilities University of
 Mary Project 7.125% 12/1/11 ......................       250,000       267,095
North Dakota State University Housing and
 Auxiliary Facility 6.30% 4/1/07 ..................       250,000       269,313
North Dakota State University Housing and
 Auxiliary Facility 6.50% 4/1/12 ..................       500,000       540,000
                                                                     ----------
                                                                      1,076,408
                                                                     ----------
Hospital Revenue Bonds - 29.16%
Bismarck Hospital Alexius Medical Center
 6.90% 5/1/06 (AMBAC)  ............................       500,000       550,750
Bismarck Hospital Medical Center One Inc. .........
 7.50% 5/1/13 (MBIA)  .............................       250,000       265,625
Cando, ND Nursing Facility Revenue - Towner County
 Medical Center Project 7.125% 8/1/22 .............     1,000,000     1,028,610
Carrington, ND Health Facility Revenue for
 Carrington Health Center 6.25% 11/15/15 ..........       500,000       534,490
                                                        for tax-exempt income 15

Tax-Free North Dakota Fund
Statement of Net Assets (Continued)
-------------------------------------------------------------------------------
                                                        Principal      Market
                                                          Amount       Value
                                                        ---------      ------
Municipal Bonds (Continued)
Hospital Revenue Bonds (Continued)
Cass County, ND Health Facility Revenue for Catholic
 Health Villa-Nazareth Project 6.25% 11/15/14 ......  $1,000,000    $1,071,220
Fargo Hospital Facility St. Luke's Hospital,
 Series 1992 6.50% 6/1/15 ..........................   1,000,000     1,084,020
Grand Forks North Dakota Senior Housing
 Revenue 4000 Valley Square Project
 6.25% 12/1/34 .....................................   2,000,000     2,018,940
Grand Forks United Hospital Obligated Group
 6.125% 12/1/14 (MBIA)  ............................     225,000       248,231
Grand Forks United Hospital Obligated Group
 6.25% 12/1/19 (MBIA)  .............................     250,000       274,520
Killdeer North Dakota Nursing Care Revenue-
 Hill Top Home of Comfort 6.00% 11/1/12 ............     850,000       865,054
Valley City, North Dakota Congregate Housing
 Revenue (Bridgeview Estates Project) 7.25%
 8/1/22  ...........................................     300,000       305,328
Ward County, ND Health Care Facility Revenue-
 Trinity Obligated Group, Ser96A 6.00%
 7/1/11  ...........................................   1,000,000     1,052,600
                                                                   -----------
                                                                     9,299,388
                                                                   -----------
Housing Revenue Bonds - 26.46%
Grand Forks Multifamily Housing Authority
 Revenue-Ryan House Section 8 6.30%
 3/1/22  ...........................................     305,000       327,445
Minot Single Family Mortgage 7.70% 8/1/10 ..........     260,000       277,956
North Dakota Housing Finance Authority Single
 Family Mortgage Series A 6.30% 7/1/16 .............   1,975,000     2,107,720
North Dakota Housing Finance Authority Single
 Family Mortgage 6.25% 1/1/172......................     240,000     2,386,630
North Dakota Single Housing Finance Agency
 Single Family Mortgage Series A 6.75%
 7/1/12 (FHA)  .....................................     170,000       181,637
North Dakota State Housing Finance Agency
 Revenue 6.125% 12/1/15 (FNMA) .....................     500,000       532,225
North Dakota State Housing Finance Agency
 Revenue Multifamily 6.15% 12/1/17 (FNMA) ..........   1,300,000     1,382,147
North Dakota State Housing Finance Authority
 Single Family Mortgage Series A 6.95%
 7/1/12  ...........................................     325,000       349,556
North Dakota State Housing Finance Agency
 Single Family Mortgage Series E 6.30%
 1/1/15 (FNMA)  ....................................     835,000       893,233
                                                                   -----------
                                                                     8,438,549
                                                                   -----------
Industrial Development Revenue
Bonds - 1.70%
Mercer County Pollution Control Otter Tail Power
Company Project 6.90% 2/1/19........................     500,000       541,845
                                                                   -----------
                                                                       541,845
                                                                   -----------
Power Authority Revenue Bonds -
 14.72%
Mercer County Pollution Control Revenue
Montana-Dakota Utilities Company Project
6.65% 6/1/22 (FGIC)  ...............................     500,000       552,385
                                                        Principal      Market
                                                          Amount       Value
                                                        ---------      ------
 Municipal Bonds (Continued)
 Power Authority Revenue Bonds (Continued)
 Mercer County Pollution Control Revenue for
  Basin Electric Power .............................  $ 1,250,000   $ 1,355,863
 Morton County Pollution Control Revenue for
  Montana-Dakota Utilities Company Project
  6.65% 6/1/22 (FGIC)  .............................      750,000       828,578
 Oliver County Pollution Control Revenue, Sq.
  Butte Electric Co-op 7.00% 12/31/10 ..............      160,000       159,982
 Puerto Rico Electric Power Authority 5.25%
  7/1/21  ..........................................    1,800,000     1,797,570
                                                                    -----------
                                                                      4,694,378
                                                                    -----------
*Pre-Refunded Bonds/Escrowed to
  Maturity - 1.00%
 Devils Lake Public School District #1 6.80%
  5/1/11-99  .......................................      100,000       103,490
 Fargo Park District Revenue 7.25%
  11/1/11-00  ......................................      200,000       216,596
                                                                    -----------
                                                                        320,086
                                                                    -----------
 Transportation Revenue
  Bonds - 4.79%
 Puerto Rico Commonwealth Highway &
  Transportation Authority Series Y 5.50%
  7/1/26  ..........................................    1,500,000     1,528,710
                                                                    -----------
                                                                      1,528,710
                                                                    -----------
 Other Revenue Bonds - 16.84%
 North Dakota Building Authority Revenue 6.00%
  12/1/14 (FSA)  ...................................    1,310,000     1,405,342
 North Dakota Building Authority Revenue 6.10%
  12/1/16 (FSA)  ...................................    1,480,000     1,582,860
 North Dakota State Municipal Bond Bank 6.25%
  12/1/11  .........................................      450,000       461,390
 North Dakota State Student Loan 7.00%
  7/1/05 (AMBAC)  ..................................      200,000       208,972
 Puerto Rico Public Buildings Authority Revenue
  Guaranteed Government Facilities - Series B
  5.00% 7/1/27  ....................................    1,750,000     1,712,987
                                                                    -----------
                                                                      5,371,551
                                                                    -----------
 Total Municipal Bonds
  (cost $29,767,783)  ............................................  $31,778,284
 Total market value of securities owned
  (cost $29,767,783) - 99.63%  ...................................  $31,778,284
 Receivables and other assets net of
  liabilities - 0.37%  ...........................................      116,549
 Net assets applicable to 2,816,340 shares
  ($0.01 par value) outstanding - 100.00%.........................  $31,894,833

 Net asset value - tax-free north dakota fund a class
  ($30,965,358/2,734,261 shares)  ................................  $     11.32
                                                                    ===========
 Net asset value - tax-free north dakota fund b class
  ($888,650 / 78,471 shares)  ....................................  $     11.32
                                                                    ===========
 Net asset value - tax-free north dakota fund c class
  ($40,825 / 3,608 shares)  ......................................  $     11.32
                                                                    ===========
--------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

16 for tax-exempt income

Tax-Free North Dakota Fund
Statement of Net Assets (Continued)
-------------------------------------------------------------------------------
Summary of Abbreviations:
 AMBAC - Insured by the AMBAC Indemnity Corporation
  FGIC - Insured by the Financial Guaranty Insurance Company
   FHA - Insured by the Federal Housing Authority
  FNMA - Insured by the Federal National Mortgage Association
   FSA - Insured by the Financial Security Assurance
  MBIA - Insured by the Municipal Bond Insurance Association

Components of net assets at December 31, 1997:
Common Stock, $0.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax-Free North Dakota Fund A Class, 1,000,000,000 shares allocated to the Tax-Free North Dakota Fund B Class and
 1,000,000,000 shares allocated to the Tax-Free North Dakota
 Fund C Class .................................................    $ 30,008,487
 Accumulated net realized loss on investments .................        (124,155)
Net unrealized appreciation of investments ....................       2,010,501
                                                                   ------------
Total net assets ..............................................    $ 31,894,833
                                                                   ============
Net asset value and offering price per share -
 tax-free north dakota fund a class
Net asset value A Class (A)  ..................................    $      11.32
Sales charge (3.75% of offering price, or 3.89% of amount
 invested per share) (B)  .....................................            0.44
                                                                   ------------
Offering price ................................................    $      11.76
                                                                   ============

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware-Voyageur
Tax-Free Oregon Insured Fund
Statement of net assets
December 31, 1997
-------------------------------------------------------------------------------
                                                     Principal      Market
                                                       Amount       Value
                                                     ---------      ------
Municipal Bonds - 98.20%
General Obligation Bonds - 29.63%
Chemeketa Community College 5.80%
 6/1/12 (FGIC)  ................................     $1,500,000    $1,629,645
Hermiston Water Bonds 6.20%
 8/1/24 (AMBAC)  ...............................        500,000       540,190
Lane County School District #19 (Springfield)
 6.00% 10/15/14 (FGIC)..........................        500,000       566,680
Lincoln County School District 5.25%
 6/15/12 (FGIC)  ...............................      1,450,000     1,512,075
Malheur County Jail 6.30%
 12/1/12 (MBIA )  ..............................        500,000       561,390
Multnomah County School District #3
 (Park Rose) 5.50% 12/1/11 (FGIC) ..............        500,000       526,570
Multnomah County School District #39
 (Corbett) 6.00% 12/1/13 (MBIA) ................        500,000       540,665
North Unit Irrigation District 5.75%
 6/1/16 (MBIA)  ................................      1,000,000     1,060,030
Portland 5.75% 6/1/15 (MBIA)....................        500,000       525,775
Tillamook County 6.25% 1/1/14 (FGIC ) .........         250,000       277,647
Umatilla School District #016R (Pendleton)
 6.00% 7/1/14 (AMBAC)  .........................        500,000       541,130
Washington County School District (Sherwood)
 #88J 6.10% 6/1/12 (FSA)  ......................        300,000       330,912
                                                                   ----------
                                                                    8,612,709
                                                                   ----------
Higher Education Revenue Bonds - 10.26%
Central Oregon Community College 5.90%
 6/1/09 (FGIC)  ................................        750,000       809,543
Oregon Health and Education Authority for
 Lewis & Clark College 6.125%
 10/1/24 (MBIA)  ...............................      1,055,000     1,146,056
Oregon Health and Education Authority for
 Reed College 5.375% 7/1/25 (MBIA) .............      1,000,000     1,027,010
                                                                   ----------
                                                                    2,982,609
                                                                   ----------
Hospital Revenue Bonds - 7.36%
Western Lane Hospital District for Sisters of
 St. Joseph Peace Hospital 5.75%
 8/1/19 (MBIA)  ................................      1,000,000     1,056,710
Western Lane Hospital District for Sisters of
 St. Joseph Peace Hospital 5.875%
 8/1/12 (MBIA)  ................................      1,000,000     1,081,630
                                                                   ----------
                                                                    2,138,340
                                                                   ----------
Housing Revenue Bonds - 3.92%
Oregon Heatlh, Housing, Educational, and
 Cultural Facilities Authority for Pier Park
 Project 6.05% 4/1/18 (GNMA) ...................      1,095,000     1,138,756
                                                                   ----------
                                                                    1,138,756
                                                                   ----------
Lease/Certificates of Participation - 3.69%
Oregon State Department Administrative Services
 Certificate of Participation - Series A 5.80%
 5/1/24 (AMBAC)  ...............................      1,000,000     1,072,970
                                                                   ----------
                                                                    1,072,970
                                                                   ----------
                                                        for tax-exempt income 17
Tax-Free Oregon Insured Fund
Statement of Net Assets (Continued)
                                                         Principal     Market
                                                          Amount       Value
                                                         ----------------------
Municipal Bonds (Continued)
Power Authority Revenue Bonds - 6.33%
Central Lincoln Peoples Utility District
  5.75% 1/1/15 (AMBAC) ............................     $  500,000   $  522,745
Eugene Electric Revenue Series C 5.80%
  8/1/22 (MBIA) ...................................      1,250,000    1,317,263
                                                                     ----------
                                                                      1,840,008
                                                                     ----------
*Pre-Refunded Bonds - 4.76%
Lane County School District #19 6.00%
  10/15/14-04 (MBIA) ..............................        500,000      561,940
Washington County Education Service 7.10%
  6/1/25-05 (MBIA) ................................        700,000      820,680
                                                                     ----------
                                                                      1,382,620
                                                                     ----------

Transportation Revenue Bonds - 7.13%
Portland, OR Airport Revenue for Portland
  International Airport 5.625% 7/1/26 (FGIC)             2,000,000    2,072,920
                                                                     ----------
                                                                      2,072,920
                                                                     ----------
Water and Sewer Revenue Bonds - 14.81%
Beaverton Water Revenue 6.125%
  6/1/14 (FSA) ....................................        500,000      547,040
Klamath Falls Water Revenue 6.10%
  6/1/14(FSA) .....................................        500,000      546,350
Portland Sewer System Revenue 6.25%
  6/1/15 (FSA) ....................................      1,000,000    1,115,690
Salem Water & Sewer Revenue 5.50%
  6/1/14 (MBIA) ...................................      1,000,000    1,046,470
Salem Water & Sewer Revenue 5.625%
  6/1/16 (MBIA) ...................................      1,000,000    1,047,990
                                                                     ----------
                                                                      4,303,540
                                                                     ----------
Other Revenue Bonds - 10.31%
Northern Wasco County 5.625%
12/1/22 (FGIC) ....................................      1,000,000    1,044,410
Oregon Health Science University zero coupon
7/1/21 (MBIA)                                            6,500,000    1,951,105
                                                                     ----------
                                                                      2,995,515
                                                                     ----------
Total Municipal Bonds (cost $26,331,852) ..........                  28,539,987
                                                                     ----------

TOTAL MARMET VALUE OF SAECURITIES OWNED
  (cost $26,331,852) - 98.20% ..................................    $28,539,987
Receivables and other assets net of liabilities - 1.80% ........        524,450
                                                                    -----------
Net assets applicable to 2,818,547 shares ($0.01 par
value) outstanding - 100.00% ...................................    $29,064,437
                                                                    ===========

NET ASSET VALUE - TAX-FREE OREGON INSURED FUND A CLASS
  ($22,071,190 / 2,140,590 shares) .............................         $10.31
                                                                    ===========
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND B CLASS
  ($6,460,832 / 626,359 shares) ................................         $10.31
                                                                    ===========

NET ASSET VALUE - TAX-FREE OREGON INSURED FUND C CLASS
  ($532,415 / 51,598 shares) ...................................         $10.32
                                                                    ===========

----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by the Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common Stock, $0.01 par value, unlimited shares authorized to the
  Tax-Free Oregon Insured Fund ...................................  $27,456,913
Accumulated net realized loss on investments .....................     (600,611)
Net unrealized appreciation of investments .......................    2,208,135
                                                                    -----------
Total net assets .................................................  $29,064,437
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE OREGON INSURED FUND A CLASS
Net asset value A Class (A) ......................................       $10.31
Sales charge (3.75% of offering price, or 3.88% of
  amount invested per share) (B) .................................         0.40
                                                                    -----------
Offering price ...................................................       $10.71
                                                                    ===========

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of 100,000 or more.

                             See accompanying notes

Delaware-Voyageur
Tax-Free Washington Insured Fund
Statement of net assets
December 31, 1997
                                                      Principal         Market
                                                       Amount           Value
                                                      -------------------------
Municipal Bonds - 95.48%
General Obligation Bonds - 20.35%
Benton County Independent School District #116
  5.80% 12/1/10 (FGIC) ............................    $100,000        $107,186
Bothell 5.70% 12/1/10 (AMBAC) .....................      75,000          80,103
Clark County School District #114 6.00%
 12/1/11 (FGIC) ...................................      75,000          81,680
Kent Washington Series A 6.00% 12/1/16
 (MBIA) ...........................................     100,000         109,080
King County Kent School District #415 5.55%
 12/1/11 (MBIA) ...................................      75,000          81,370
Port Tacoma Washington 5.30% 12/1/17
 (AMBAC) ..........................................      50,000          50,227
Snohomish County 5.90% 12/1/15 (MBIA)                    75,000          79,208
 Washington State Series 93A UTGO Utility
 General Obligation 5.75% 10/1/17 (FGIC) ..........     100,000         103,946
                                                                       --------
                                                                        692,800
                                                                       ---------
Housing Revenue Bonds - 27.60%
King County,Washington Housing Authority -
 Fred Lind Manor Project - A 6.672% 6/20/32
( GNMA) ...........................................     200,000         221,238

--------------------------------------------------------------------------------

18 for tax-exempt income

Tax-Free Washington Insured Fund
Statement of Net Assets (Continued)
                                                      Principal        Market
                                                       Amount          Value
                                                      --------------------------

MUNICIPAL BONDS (Continued)
Housing Revenue Bonds (Continued)
Kitsap County Housing 7.10% 2/20/36
  (GNMA) .........................................     $200,000      $  229,266
Washington State Housing Single Family
  Mortgage Revenue 6.20% 12/1/22 (GNMA)                 200,000         211,520
Washington State Housing Finance -
  Single Family - Series 2A 6.30%
  12/1/27 (GNMA) (AMT) ..........................       200,000         214,458
Washington State Housing Finance
  Commonwealth Multifamily Mortgage
  Revenue A 6.00% 7/1/30 (GNMA) .................        60,000          62,962
                                                                     ----------
                                                                        939,444
                                                                     ----------
Higher Education Revenue Bonds - 12.60%
Washington Higher Education Pacific Lutheran
  College 5.70% 11/1/26 (Connie Lee) ............       200,000         208,010
Washington State University: Housing & Dining
  System 6.375% 10/1/18 (MBIA) ..................       200,000         220,962
                                                                     ----------
                                                                        428,972
                                                                     ----------
Hospital Revenue Bonds - 12.48%
University Of Washington Medical Center 6.30%
  8/15/14 (FSA) .................................       200,000         221,016
Washington State Health Care Facility Yakima
  Valley Memorial Hospital
  5.25% 12/1/20 (Connie Lee) ....................       100,000          99,467
Washington State Health Care Peace Health
  5.625% 11/15/15 (MBIA) ........................       100,000         104,415
                                                                     ----------
                                                                        424,898
                                                                     ----------
Industrial Development Revenue Bonds - 2.41%
University Of Washington Parking Revenue
  6.125% 11/1/14 (AMBAC) ........................        75,000          81,926
                                                                     ----------
                                                                         81,926
                                                                     ----------
MUNICIPAL BONDS (Continued)
Power Authority Revenue Bonds - 9.30%
Grant County Public #2 Wanapum 5.875%
  1/1/26 (MBIA)                                         100,000         104,729
Kittitas County Public #1 5.80% 12/1/20 (MBIA) ...      100,000         105,318
Washington State Public Power #1 5.75%
  7/1/12 (MBIA) ..................................      100,000         106,566
                                                                     ----------
                                                                        316,613
                                                                     ----------
Water and Sewer Revenue Bonds - 10.74%
Covington Water & Sewer Revenue 6.00%
  3/1/15 (AMBAC) .................................       75,000          80,155
Olympia Washington Water and Sewer 5.125%
  11/1/17 (FGIC) .................................      100,000         100,107
Seattle Metropolitan Sewer Revenue 5.70%
  1/1/14 (FGIC) ..................................       75,000          78,603
Vancouver Water And Sewer Revenue 6.00%
 6/1/16 (FGIC) ...................................      100,000         106,755
                                                                     ----------
                                                                        365,620
                                                                     ----------
Total Municipal Bonds (cost $3,017,582)...........                    3,250,273
                                                                     ----------

                                                      Principal        Market
                                                       Amount          Value
                                                      --------------------------
MUNICIPAL BONDS (Continued)
Short Term Investments - 4.50%
Norwest Advantage Municipal Money Market Fund ....     $153,000      $  153,000
                                                                     ----------

Total Short Term Investments (cost $153,000) .....                      153,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED
  (cost $3,170,582) - 99.98% .....................                   $3,403,273
Receivables and other assets net of liabilities - 0.02%                     699
                                                                    -----------
Net assets applicable to 315,957 shares ($0.01 par value)
outstanding - 100.00%..............................                  $3,403,972
                                                                     ==========

Net asset value - tax-free washington insured fund a class
($2,371,816 / 220,224 shares)......................                      $10.77
                                                                         ======
Net asset value - tax-free washington insured fund b class
($962,975 / 89,310 shares).........................                      $10.78
                                                                         ======
Net asset value - tax-free washington insured fund c class
($69,181 / 6,423 shares)...........................                      $10.77
                                                                         ======
----------------------
Summary of Abbreviations:
                AMBAC - Insured by the AMBAC Indemnity Corporation
                  AMT - Alternative Minimum Tax
           Connie Lee - Insured by the College Construction Insurance
                        Association
                 FGIC - Insured by the Financial Guaranty Insurance Company
                  FSA - Insured by the Financial Security Assurance
                 GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

Components of net assets at December 31, 1997:
Common Stock, $0.01 par value, unlimited
 shares authorized to the Tax-Free Washington
 Insured Fund.....................................                   $3,252,021
Accumulated net realized loss on investments .....                      (80,740)
Net unrealized appreciation of investments .......                      232,691
                                                                     ----------
Total net assets .................................                   $3,403,972
                                                                     ==========
Net asset value and offering price per share -
 tax-free washington insured fund a class
Net asset value A Class (A) ......................                       $10.77
Sales charge (3.75% of offering price, or 3.90%
 of amount invested per share) (B) ...............                         0.42
                                                                     ----------
Offering price ...................................                       $11.19
                                                                     ==========

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                       for tax-exempt income 19

Delaware-Voyageur Funds
Statements of Operations
Year Ended December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
                                                                             Tax-Free          Tax-Free         Tax-Free
                                                          Tax-Free Idaho   North Dakota         Oregon         Washington
                                                               Fund             Fund         Insured Fund     Insured Fund
                                                          ----------------------------------------------------------------
Investment Income:
Interest ................................................    $2,212,600     $1,929,936        $1,503,451        $177,083
                                                             ----------     ----------        ----------        --------


Expenses:
Management fees .........................................       188,904        161,371           135,068          15,461
Distribution expense ....................................       137,525         46,069            91,688          11,022
Dividend disbursing and transfer agent fees and expenses.        38,638         46,799            31,843           7,581
Registration fees .......................................         7,714          4,211             1,146           1,478
Reports and statements to shareholders ..................        13,771         18,649            11,186           7,236
Accounting and administration ...........................        14,686         13,648            10,428           1,311
Professional fees .......................................        13,461         17,173             9,662           1,437
Custodian fees ..........................................         8,180         11,145             2,087           2,178
Taxes (other than taxes on income) ......................         2,914          3,190                 0               0
Directors' fees .........................................         1,423          2,573               916             522
Amortization of organization expenses ...................           917              0                 0               0
Other ...................................................           985         16,370                 0               0
                                                             ----------     ----------        ----------        --------
                                                                429,118        341,198           294,024          48,226
Less expenses absorbed or waived ........................       (56,965)       (13,055)          (61,673)        (27,554)
                                                             ----------     ----------        ----------        --------
Total net expenses ......................................       372,153        328,143           232,351          20,672
                                                             ----------     ----------        ----------        --------

Net Investment Income ...................................     1,840,447      1,601,793         1,271,100         156,411
                                                             ----------     ----------        ----------        --------

Net Realized And Unrealized Gain On Investments:
  Net realized gain on investment transactions ..........        52,973        416,818            17,126              38
  Net change in unrealized appreciation on investments ..     1,890,831        880,044         1,188,556         141,117
                                                             ----------     ----------        ----------        --------
Net Realized And Unrealized Gain On Investments .........     1,943,804      1,296,862         1,205,682         141,155
                                                             ----------     ----------        ----------        --------
Net Increase In Net Assets Resulting
 From Operations ........................................    $3,784,251     $2,898,655        $2,476,782        $297,566
                                                             ==========     ==========        ==========        ========

                             See accompanying notes

20 for tax-exempt income

Delaware-Voyageur Funds
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                 Tax-Free                       Tax-Free
                                                Idaho Fund                 North Dakota Fund
                                        ---------------------------------------------------------
                                                Year ended                    Year ended
                                          12/31/97       12/31/96         12/31/97       12/31/96
Increase (Decrease) In Net Assets
  From Operations:
Net investment income ...............   $ 1,840,447    $ 1,366,067      $ 1,601,793  $ 1,753,300
Net realized gain (loss) ............
 from investments ...................        52,973        (40,482)         416,818     (385,738)
Net change in unrealized
 appreciation (depreciation)
 on investments .....................     1,890,831         66,395          880,044      (90,482)
                                        -----------    -----------      -----------  -----------
Net increase in net assets resulting
 from operations ....................     3,784,251      1,391,980        2,898,655    1,277,080
                                        -----------    -----------      -----------  -----------
Distribution To Shareholders From:
Net investment income:
      A Class .......................    (1,561,674)    (1,118,768)      (1,597,868)  (1,698,579)
      B Class .......................      (273,521)      (176,734)         (37,856)     (24,585)
      C Class .......................       (40,080)       (37,976)          (1,691)        (722)
                                        -----------    -----------      -----------  -----------
                                         (1,875,275)    (1,333,478)      (1,637,415)  (1,723,886)
                                        -----------    -----------      -----------  -----------
Capital Share Transactions:
Proceeds from shares sold:
      A Class .......................     8,087,405     14,993,646          751,084    1,894,680
      B Class .......................     2,019,434      3,034,644          192,597      360,271
      C Class .......................       702,551        369,077                0       28,000
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income:
      A Class .......................       967,219        593,826        1,047,157    1,092,516
      B Class .......................       155,808         63,171           22,504       18,141
      C Class .......................        34,029         42,079            1,714          731
                                        -----------    -----------      -----------  -----------
                                         11,966,446     19,096,443        2,015,056    3,394,339
                                        -----------    -----------      -----------  -----------
Cost of shares repurchased:
      A Class .......................    (4,493,235)    (1,473,902)      (5,770,655)  (4,927,263)
      B Class .......................      (611,419)      (162,225)         (61,932)     (49,185)
      C Class .......................      (480,962)      (374,650)          (3,000)      (8,304)
                                        -----------    -----------      -----------  -----------
                                         (5,585,616)    (2,010,777)      (5,835,587)  (4,984,752)
                                        -----------    -----------      -----------  -----------
Increase (decrease) in net assets
 derived from capital share
 transactions .......................     6,380,830     17,085,666       (3,820,531)  (1,590,413)
                                        -----------    -----------      -----------  -----------
Net INCREASE (DECREASE) in net
 assets .............................     8,289,806     17,144,168       (2,559,291)  (2,037,219)

Net assets:
Beginning of year ...................    33,451,212     16,307,044       34,454,124   36,491,343
                                        -----------    -----------      -----------  -----------
End of year .........................   $41,741,018    $33,451,212      $31,894,833  $34,454,124
                                        ===========    ===========      ===========  ===========

                               (RESTUBBED TABLE)

-------------------------------------------------------------------------------------------
                                                 Tax-Free              Tax-Free Washington
                                            Oregon Insured Fund           Insured Fund
                                        ---------------------------------------------------
                                               Year ended                  Year ended
                                          12/31/97      12/31/96      12/31/97     12/31/96
Increase (Decrease) In Net Assets
  From Operations:
Net investment income ...............   $ 1,271,100   $ 1,206,292     $ 156,411   $ 131,570
Net realized gain (loss) ............
 from investments ...................        17,126      (196,640)           38      (2,791)
Net change in unrealized
 appreciation (depreciation)
 on investments .....................     1,188,556      (232,512)      141,117     (13,997)
                                        -----------   -----------     ---------   ---------
Net increase in net assets resulting
 from operations ....................     2,476,782       777,140       297,566     114,782
                                        -----------   -----------     ---------   ---------
Distribution To Shareholders From:
Net investment income:
      A Class .......................    (1,033,966)   (1,030,533)     (125,449)   (117,335)
      B Class .......................      (224,133)     (161,757)      (30,887)    (11,708)
      C Class .......................       (17,078)       (9,989)       (1,855)       (812)
                                        -----------   -----------     ---------   ---------
                                         (1,275,177)   (1,202,279)     (158,191)   (129,855)
                                        -----------   -----------     ---------   ---------
Capital Share Transactions:
Proceeds from shares sold:
      A Class .......................     3,728,179     4,388,724       404,281     512,363
      B Class .......................     1,626,102     2,486,473       522,233     512,470
      C Class .......................       164,876       278,889        46,196         947
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income:
      A Class .......................       616,492       591,621        63,054      54,645
      B Class .......................       152,794        87,855        19,999       5,371
      C Class .......................        11,587         6,822           913           0
                                        -----------   -----------     ---------   ---------
                                          6,300,030     7,840,384     1,056,676   1,085,796
                                        -----------   -----------     ---------   ---------
Cost of shares repurchased:
      A Class .......................    (4,116,579)   (5,261,339)     (577,974)   (260,676)
      B Class .......................      (326,601)     (575,002)     (131,521)    (26,026)
      C Class .......................       (25,157)     (173,467)            0           0
                                        -----------   -----------     ---------   ---------
                                         (4,468,337)   (6,009,808)     (709,495)   (286,702)
                                        -----------   -----------     ---------   ---------
Increase (decrease) in net assets
 derived from capital share
 transactions .......................     1,831,693     1,830,576       347,181     799,094
                                        -----------   -----------     ---------   ---------
Net INCREASE (DECREASE) in net
 assets .............................     3,033,298     1,405,437       486,556     784,021

Net assets:
Beginning of year ...................    26,031,139    24,625,702     2,917,416   2,133,395
                                        -----------   -----------     ---------   ---------
End of year .........................   $29,064,437   $26,031,139    $3,403,972  $2,917,416
                                        ===========   ===========    ==========  ==========

                             See accompanying notes
                                                      for tax-exempt income 21
Delaware-Voyageur Funds
Financial Highlights
December 31, 1997

-----------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Tax-Free Idaho Fund - Class A
                                                                       ------------------------------------------
                                                                       Year ended   Year ended   Period 1/4/95(1)
                                                                       12/31/97(4)   12/31/96      to 12/31/95
Net asset value, beginning of period ................................    $10.910      $11.020       $10.000

Income from investment operations:
   Net investment income ............................................      0.551        0.580         0.600
   Net realized and unrealized gain (loss) on investments ...........      0.552       (0.120)        1.100
                                                                         -------      -------       -------
   Total from investment operations .................................      1.103        0.460         1.700
                                                                         -------      -------       -------
Less dividends and distributions:
   Dividends from net investment income .............................     (0.563)      (0.570)       (0.600)
   Distributions from net realized gain on security transactions ....         --           --        (0.080)
                                                                         -------      -------       -------
   Total dividends and distributions ................................     (0.563)      (0.570)       (0.680)
                                                                         -------      -------       -------
Net asset value, end of period ......................................    $11.450      $10.910       $11.020
                                                                         =======      =======       =======
Total return(2) .....................................................     10.41%        4.36%        17.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................    $33,788      $27,684       $13,540
   Ratio of expenses to average net assets ..........................      0.87%        0.60%         0.26%(3)
   Ratio of expenses to average net assets  prior to expense
    limitation ......................................................      1.02%        1.10%         1.25%(3)
   Ratio of net investment income to average net assets .............      4.98%        5.29%         5.24%(3)
   Ratio of net investment income to average net assets prior to
    expense limitation ..............................................      4.83%        4.79%         4.25%(3)
   Portfolio turnover ...............................................        19%          35%           42%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

22 for tax-exempt income

-----------------------------------------------------------------------------------------------------------------------------------
    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    Tax-Free Idaho Fund - Class B              Tax-Free Idaho Fund - Class C
                                                 ---------------------------------------      -------------------------------------
                                                                              Period                                       Period
                                                 Year ended   Year ended   3/16/95(1)         Year ended   Year ended   1/11/95(1)
                                                  12/31/97(4)  12/31/96    to 12/31/95       2/31/97(4)   12/31/96    to 12/31/95
Net asset value, beginning of period .........    $10.890      $11.010      $10.500            $10.900      $11.020      $10.040

Income from investment operations:
  Net investment income ......................      0.487        0.520        0.420              0.459        0.500        0.500
  Net realized and unrealized gain (loss)
   on investments ............................      0.560       (0.130)       0.590              0.549       (0.130)       1.060
                                                  -------      -------      -------            -------      -------      -------
  Total from investment operations ...........      1.047        0.390        1.010              1.008        0.370        1.560
                                                  -------      -------      -------            -------      -------      -------
Less dividends and distributions:
  Dividends from net investment income .......     (0.497)      (0.510)      (0.420)            (0.478)      (0.490)      (0.500)
  Distributions from net realized gain on
   security transactions .....................         --           --       (0.080)                --       (0.080)
                                                  -------      -------      -------            -------      -------      -------
  Total dividends and distributions ..........     (0.497)      (0.510)      (0.500)            (0.478)      (0.490)      (0.580)
                                                  -------      -------      -------            -------      -------      -------
Net asset value, end of period ...............    $11.440      $10.890      $11.010            $11.430      $10.900      $11.020
                                                  =======      =======      =======            =======      =======      =======
Total return(2) ..............................      9.87%        3.75%        9.86%              9.49%        3.48%       15.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....    $ 6,827      $ 4,945      $ 1,977            $ 1,125      $   822      $   789
  Ratio of expenses to average net assets ....      1.46%        1.11%        0.79%(3)           1.62%        1.33%        1.05%(3)
  Ratio of expenses to average net assets
   prior to expense limitation ...............      1.61%        1.85%        1.90%(3)           1.77%        1.82%        2.00%(3)
  Ratio of net investment income to average
   net assets ................................      4.39%        4.78%        4.68%(3)           4.23%        4.57%        4.48%(3)
  Ratio of net investment income to average
   net assets prior to expense limitation ....      4.24%        4.04%        3.57%(3)           4.08%        4.08%        3.53%(3)
  Portfolio turnover .........................        19%          35%          42%                19%          35%          42%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                      for tax-exempt income 23
Financial Highlights (Continued)

--------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Tax-Free North Dakota Fund - Class A
                                                  ------------------------------------------------------------------
                                                  Year ended   Year ended    Year ended   Year ended      Year ended
                                                  12/31/97(2)   12/31/96      12/31/95     12/31/94        12/31/93
Net asset value, beginning of period .........     $10.880       $11.000      $ 9.850       $11.070         $10.590

Income from investment operations:
  Net investment income ......................       0.546         0.540        0.540         0.560           0.580
  Net realized and unrealized gain (loss)
   on investments ............................       0.451        (0.130)       1.180        (1.150)          0.580
                                                   -------       -------      -------       -------         -------
  Total from investment operations ...........       0.997         0.410        1.720        (0.590)          1.160
                                                   -------       -------      -------       -------         -------
Less dividends and distributions:
  Dividends from net investment income .......      (0.557)       (0.530)      (0.570)       (0.530)         (0.580)
  Distributions from net realized gain on
   security transactions .....................          --            --           --        (0.080)         (0.100)
  In excess of net realized gains                       --            --           --                        (0.020)
                                                   -------       -------      -------       -------         -------
  Total dividends and distributions ..........      (0.557)       (0.530)      (0.570)       (0.630)         (0.680)
                                                   -------       -------      -------       -------         -------
Net asset value, end of period ...............     $11.320       $10.880      $11.000       $ 9.850         $11.070
                                                   =======       =======      =======       =======         =======
Total return(1) ..............................       9.43%         3.89%       17.81%       (5.47)%          11.20%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....     $30,965       $33,713      $36,096       $33,829         $34,880
  Ratio of expenses to average net assets ....       1.00%         0.88%        0.81%         0.46%           0.59%
  Ratio of expenses to average net assets
   prior to expense limitation ...............       1.04%         1.08%        1.05%         1.14%           1.25%
  Ratio of net investment income to average
   net assets ................................       4.97%         5.01%        5.07%         5.36%           5.11%
  Ratio of net investment income to average
   net assets prior to expense limitation ....       4.93%         4.81%        4.83%         4.68%           4.45%
  Portfolio turnover .........................         41%           58%          45%           33%             27%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

24 for tax-exempt income

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                  Tax-Free North Dakota Fund - Class B           Tax-Free North Dakota - Class C
                                              ----------------------------------------------    -----------------------------------
                                                                                Period from                           Period from
                                              Year ended Year ended   Year ended 5/10/94(1)     Year ended  Year ended  7/29/95(1)
                                              12/31/97(4) 12/31/96     12/31/95  to 12/31/94     12/31/97(4) 12/31/96  to 12/31/95
Net asset value, beginning of period ......... $10.880     $11.000      $ 9.850    $10.310         $10.870    $11.000    $10.510

Income from investment operations:
  Net investment income ......................   0.484       0.490        0.480      0.300           0.441      0.440      0.170
  Net realized and unrealized gain (loss)
   on investments ............................   0.451      (0.130)       1.180     (0.390)          0.468     (0.140)     0.500
                                               -------     -------      -------    -------         -------    -------    -------
  Total from investment operations ...........   0.935       0.360        1.660     (0.090)          0.909      0.300      0.670
                                               -------     -------      -------    -------         -------    -------    -------
Less dividends and distributions:
  Dividends from net investment income .......  (0.495)     (0.480)      (0.510)    (0.270)         (0.459)    (0.430)    (0.180)
  Distributions from net realized gain on
   security transactions .....................      --          --           --     (0.080)             --         --         --
  In excess of net realized gains ............      --          --           --     (0.020)             --         --         --
                                               -------     -------      -------    -------         -------    -------    -------
  Total dividends and distributions ..........  (0.495)     (0.480)      (0.510)    (0.370)         (0.459)    (0.430)    (0.180)
                                               -------     -------      -------    -------         -------    -------    -------
Net asset value, end of period ............... $11.320     $10.880      $11.000    $ 9.850         $11.320    $10.870    $11.000
                                               =======     =======      =======    =======         =======    =======    =======
Total return(2) ..............................   8.82%       3.39%       17.24%     (0.77%)          8.57%      2.81%      6.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .... $   889     $   700      $   375    $   144         $    41    $    40    $    20
  Ratio of expenses to average net assets ....   1.55%       1.36%        1.29%      0.99%(3)        1.87%      1.75%      1.73%(3)
  Ratio of expenses to average net assets
   prior to expense limitation ...............   1.59%       1.83%        1.79%      1.89%(3)        1.91%      1.75%      1.73%(3)
  Ratio of net investment income to average
   net assets ................................   4.42%       4.52%        4.56%      4.97%(3)        4.10%      4.06%      4.00%(3)
  Ratio of net investment income to average
   net assets prior to expense limitation ....   4.38%       4.05%        4.06%      4.07%(3)        4.06%      4.06%      4.00%(3)
  Portfolio turnover .........................     41%         58%          45%        33%             41%        58%        45%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                      for tax-exempt income 25
Financial Highlights (Continued)

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Tax-Free Oregon Insured Fund - Class A
                                                ------------------------------------------------------------------------------------
                                                Year ended  Year ended    Year ended  Two months ended  Year ended Period  8/1/93(1)
                                                12/31/97(4)  12/31/96      12/31/95      12/31/94       10/31/94     to 10/31/93
Net asset value, beginning of period .........   $ 9.870      $10.050      $ 8.920        $ 9.000        $10.240       $10.000

Income from investment operations:
  Net investment income ......................     0.481        0.480        0.490          0.090          0.500         0.130
  Net realized and unrealized gain (loss)
   on investments ............................     0.444       (0.180)       1.140         (0.090)        (1.240)        0.240
                                                 -------      -------      -------        -------        -------       -------
  Total from investment operations ...........     0.925        0.300        1.630          0.000         (0.740)        0.370
                                                 -------      -------      -------        -------        -------       -------
Less dividends and distributions:
  Dividends from net investment income .......    (0.485)      (0.480)      (0.500)        (0.080)        (0.500)       (0.130)
                                                 -------      -------      -------        -------        -------       -------
  Total dividends and distributions ..........    (0.485)      (0.480)      (0.500)        (0.080)        (0.500)       (0.130)
                                                 -------      -------      -------        -------        -------       -------
Net asset value, end of period ...............   $10.310      $ 9.870      $10.050        $ 8.920        $ 9.000       $10.240
                                                 =======      =======      =======        =======        =======       =======
Total return(2) ..............................     9.66%        3.15%       18.71%          0.06%        (7.35)%         3.64%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....   $22,071      $20,913      $21,590        $14,650        $14,086       $ 4,609
  Ratio of expenses to average net assets ....     0.71%        0.71%        0.54%          0.05%(3)       0.03%            --

  Ratio of expenses to average net assets
   prior to expense limitation ...............     0.94%        1.07%        1.11%          1.25%(3)       1.25%         1.25%(3)

  Ratio of net investment income to average
   net assets ................................     4.83%        4.92%        5.12%          5.79%(3)       5.17%         4.61%(3)
  Ratio of net investment income to average
   net assets prior to expense limitation ....     4.60%        4.56%        4.55%          4.59%(3)       3.95%         3.36%(3)
  Portfolio turnover .........................        5%          40%          41%             5%            49%           11%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

26 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Tax-Free Oregon Insured Fund - Class B
                                                                  --------------------------------------
                                                       Year          Year          Year       Two months      Period
                                                      ended          ended         ended          ended      3/12/94(1)
                                                    12/31/97(4)    12/31/96      12/31/95       12/31/94    to 10/31/94
Net asset value, beginning of period ........       $ 9.870        $ 10.050       $ 8.920        $ 9.000       $ 9.850

Income from investment operations:
  Net investment income .....................         0.422           0.430         0.440          0.080         0.270
  Net realized and unrealized gain (loss)
    on investments ..........................         0.434          (0.180)        1.140         (0.090)       (0.850)
                                                    -------        --------       -------        -------       -------
  Total from investment operations ..........         0.856           0.250         1.580         (0.010)       (0.580)
                                                    -------        --------       -------        -------       -------

Less dividends and distributions:
  Dividends from net investment income ......        (0.416)         (0.430)       (0.450)        (0.070)       (0.270)
                                                    -------        --------       -------        -------       -------
  Total dividends and distributions .........        (0.416)         (0.430)       (0.450)        (0.070)       (0.270)
                                                    -------        --------       -------        -------       -------
Net asset value, end of period ..............       $10.310        $  9.870       $10.050        $ 8.920       $ 9.000
                                                    =======        ========       =======        =======       =======



Total return(2)..............................          8.90%           2.61%         18.10%         0.03%        (5.95%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...        $6,461        $  4,758       $  2,786       $ 1,303       $ 1,146
  Ratio of expenses to average net assets ...          1.39%           1.25%          1.04%        0.60%(3)       0.75%(3)
  Ratio of expenses to average net assets
    prior to expense limitation .............          1.62%           1.83%          1.86%        2.00%(3)       2.00%(3)
  Ratio of net investment income to average
    net assets ..............................          4.15%           4.37%          4.57%        5.19%(3)       4.43%(3)
  Ratio of net investment income to average
    net assets prior to expense limitation             3.92%           3.79%          3.75%        3.79%(3)       3.18%(3)
  Portfolio turnover ........................             5%             40%            41%           5%             49%

                                                 Tax-Free Oregon Insured Fund - Class C
                                                 --------------------------------------
                                                    Year          Year       Period
                                                    ended         ended      7/7/95(1)
                                                  12/31/97(4)   12/31/96   to 12/31/95
Net asset value, beginning of period ........     $ 9.880        $10.050       $ 9.630

Income from investment operations:
  Net investment income .....................       0.411          0.400         0.190
  Net realized and unrealized gain (loss)
    on investments ..........................       0.431         (0.170)        0.410
                                                  -------        -------       -------
  Total from investment operations ..........       0.842          0.230         0.600
                                                  -------        -------       -------

Less dividends and distributions:
  Dividends from net investment income ......      (0.402)        (0.400)       (0.180)
                                                  -------        -------       -------
  Total dividends and distributions .........      (0.402)        (0.400)       (0.180)
                                                  -------        -------       -------
Net asset value, end of period ..............     $10.320        $ 9.880       $10.050
                                                  =======        =======       =======



Total return(2)..............................        8.75%          2.38%         6.35%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...     $   532        $   360       $   250
  Ratio of expenses to average net assets ...        1.51%          1.55%         1.39%(3)
  Ratio of expenses to average net assets
    prior to expense limitation .............        1.74%          1.82%         1.74%(3)
  Ratio of net investment income to average
    net assets ..............................        4.03%          4.03%         4.00%(3)
  Ratio of net investment income to average
    net assets prior to expense limitation           3.80%          3.76%         3.65%(3)
  Portfolio turnover ........................           5%            40%           41%

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 27

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Tax-Free Washington Insured Fund - Class A
                                                                   ------------------------------------------
                                               Year ended   Year ended   Year ended Two months ended  Year ended Period 8/1/93(1)
                                                12/31/974    12/31/96     12/31/95      12/31/94       10/31/ 94    to 10/31/93
Net asset value, beginning of period ........    $10.300      $10.440      $9.210        $9.370         $10.670       $10.000

Income from investment operations:
  Net investment income .....................      0.541        0.540       0.590         0.090           0.550         0.150
  Net realized and unrealized gain (loss)
    on investments ..........................      0.481       (0.140)      1.210        (0.160)         (1.260)        0.670
                                                  -------     -------     -------        ------          ------       -------
Total from investment operations ............      1.022        0.400       1.800        (0.070)         (0.710)        0.820
                                                  -------     -------     -------        ------          ------       -------

Less dividends and distributions:
  Dividends from net investment income ......     (0.552)      (0.540)     (0.570)       (0.090)         (0.570)       (0.150)
  Distributions from net realized gain on
    security transactions ...................         --           --          --            --          (0.020)           --
                                                 -------      -------     -------        ------          ------       -------
  Total dividends and distributions .........     (0.552)      (0.540)     (0.570)       (0.090)         (0.590)       (0.150)
                                                 -------      -------     -------        ------          ------       -------
Net asset value, end of period ..............    $10.770      $10.300     $10.440        $9.210          $9.370       $10.670
                                                 =======      =======     =======        ======          ======       =======

Total return(2) .............................      10.23%        3.98%      19.94%        (0.69)%         (6.85)%        8.05%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...     $2,372       $2,382      $2,099        $2,049          $2,118        $2,108
  Ratio of expenses to average net assets ...       0.49%        0.44%       0.28%         0.10%           0.14%           --
  Ratio of expenses to average net assets
    prior to expense limitation .............       1.38%        1.25%       1.25%         1.25%(3)        1.25%         1.25%(3)
  Ratio of net investment income to average
    net assets ..............................       5.20%        5.29%       5.57%         6.18%(3)        5.44%         5.50(3)
  Ratio of net investment income to average
  net assets prior to expense limitation ....       4.31%        4.48%       4.60%         5.03%(3)        4.33%         4.25%(3)
  Portfolio turnover ........................         20%          33%         51%           --              --            45%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

    See accompanying notes

28 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Tax-Free Washington Insured Fund - Class B
                                                                 ----------------------------------------------------------
                                                                   Year ended          Year ended       Period 10/24/95(1)
                                                                    12/31/97(4)         12/31/96           to 12/31/95
Net asset value, beginning of period ...................             $10.310             $10.440             $10.180

Income from investment operations:
    Net investment income ..............................               0.471               0.470               0.090
    Net realized and unrealized gain (loss)
       on investments ..................................               0.470              (0.140)              0.250
                                                                     -------             -------             -------
    Total from investment operations ...................               0.941               0.330               0.340
                                                                     -------             -------             -------

Less dividends and distributions:
    Dividends from net investment income ...............               0.471)             (0.460)             (0.080)
    Distributions from net realized gain on
      security transactions                                               --                  --                  --
                                                                     -------             -------             -------
    Total dividends and distributions ..................              (0.471)             (0.460)             (0.080)
                                                                     -------             -------             -------
Net asset value, end of period .........................             $10.780             $10.310             $10.440
                                                                     =======             =======             =======

Total return(2).........................................               9.38%               3.32%               3.30%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ............             $  963              $  516              $   15
    Ratio of expenses to average net assets ............               1.24%               1.21%               1.04%(3)
    Ratio of expenses to average net assets prior to
      expense limitation ...............................               2.13%               2.00%               2.00%(3)
    Ratio of net investment income to average net assets               4.45%               4.47%               4.44%(3)
    Ratio of net investment income to average net assets
          prior to expense limitation ..................               3.56%               3.68%               3.48%
    Portfolio turnover .................................                 20%                 33%                 51%

                                                                    Tax-Free Washington Insured Fund - Class C
                                                              ------------------------------------------------------
                                                                Year ended         Year ended    Period 4/21/95(1)
                                                                 12/31/97(4)        12/31/96          to 12/31/95
Net asset value, beginning of period ...................          $10.300            $10.430            $ 9.940

Income from investment operations:
    Net investment income ..............................            0.465              0.450              0.310
    Net realized and unrealized gain (loss)
       on investments ..................................            0.469              0.140)             0.480
                                                                  -------            -------            -------
    Total from investment operations ...................            0.934              0.310              0.790
                                                                  -------            -------            -------

Less dividends and distributions:
    Dividends from net investment income ...............           (0.464)            (0.440)            (0.300)
    Distributions from net realized gain on
      security transactions                                            --                 --                 --
                                                                  -------            -------            -------
    Total dividends and distributions ..................           (0.464)            (0.440)            (0.300)
                                                                  -------            -------            -------
Net asset value, end of period .........................          $10.770            $10.300            $10.430
                                                                  =======            =======            =======

Total return(2).........................................             9.31%              3.12%              8.13%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ............          $    69            $    19            $    19
    Ratio of expenses to average net assets ............             1.29%               1.37%             1.30%(3)
    Ratio of expenses to average net assets prior to
      expense limitation ...............................             2.18%              2.00%              2.00%(3)
    Ratio of net investment income to average net assets             4.40%              4.36%              4.45%(3)
    Ratio of net investment income to average net assets
          prior to expense limitation ..................            33.51%              3.73%              3.75%(3)
    Portfolio turnover .................................               20%                33%                51%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
for tax-exempt income 29

Delaware-Voyageur Funds -
Notes to Financial Statements
December 31, 1997

Delaware-Voyageur Tax-Free Idaho Fund (formerly Voyageur Idaho Tax Free Fund)( "Tax-Free Idaho Fund") is a fund within The Voyageur Mutual Funds, Inc., - and Delaware-Voyageur Tax-Free North Dakota Fund (formerly Voyageur North Dakota Tax Free Fund)("Tax-Free North Dakota Fund"), is a fund within The Voyageur Tax-Free Funds, Inc.; Delaware-Voyageur Tax-Free Oregon Insured Fund (formerly Voyageur Oregon Insured Fund)("Tax-Free Oregon Insured Fund") and Delaware-Voyageur Tax-Free Washington Insured Fund (formerly Voyageur Washington Insured Tax Free
Fund)("Tax-Free Washington Insured Fund"), are funds within the Voyageur Investment Trust, (each referred to as a "Fund" or collectively as the "Funds") are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund are registered as non-diversified funds. The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Idaho Fund and Tax-Free North Dakota Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Oregon Insured Fund and Tax-Free Washington Insured Fund seek high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

for tax-exempt
income 30

Notes to Financial Statements (Continued)

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, in accordance with the terms of the Investment Management Agreements, the Funds pay DMC, the Investment Manager of each Fund, an annual fee, which is calculated daily based on the net assets of each Fund. The management fee rates are as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
Management fee as a percentage
of average daily net assets (per annum) ...................        0.50%          0.50%           0.50%           0.50%

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed 0.62%, 0.75%, 0.46%, 0.25%, of average daily net assets for the Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and the Tax-Free Washington Insured Fund, respectively, through December 31, 1997. Total expenses absorbed by DMC for the eight month period ended December 31, 1997 are as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
                                                                  $26,963        $13,055          $41,909          $14,700

Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of the Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund and Tax-Free Washington Insured Fund at an annual rate of .50%. During the period January 1, 1997 to April 30, 1997, Voyageur waived $30,002, $19,764, and $12,854 of the
Tax-Free Idaho Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund.

Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the eight month period ended December 31, 1997, the amounts expensed for each Fund were as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
                                                               -------------------------------------------------------------
Dividend disbursing, transfer agent fees
and other expenses ........................................       $38,638        $46,799          $31,843        $7,581
    Accounting services ...................................        $9,892         $8,467           $6,984          $911

Prior to May 1, 1997, the Funds paid a fee to Voyageur for acting as the Funds' dividend disbursing, administrative and accounting services agent. Each Fund was also responsible for reimbursing Voyageur's out of pocket expenses in connection with the performance of these services.

On December 31, 1997, the Funds had payables to affiliates as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
                                                               -------------------------------------------------------------
Investment Management fee payable to DMC ..................       $9,564         $30,872         $22,523    $10,565
Dividend disbursing, transfer agent fees,
accounting fees and other expenses payable to DSC .........       $2,752          $3,425          $2,142       $900
Other expenses payable to DMC and affiliates ..............           --              --              --       $909

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

Prior to May 1, 1997 each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Funds paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

For the eight month period ended December 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
                                                               -------------------------------------------------------------
                                                                  $23,159        $1,251          $9,496          $1,272

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

for tax-exempt income  31

4. Investments
During the year ended December 31, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
                                                               -------------------------------------------------------------
Purchases .................................................      $11,915,178     $13,221,399     $3,346,955      $762,599
Sales .....................................................       $6,932,067     $17,003,232     $1,308,780      $592,172

At December 31, 1997, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                 Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                                                  Idaho       North Dakota       Oregon        Washington
                                                                   Fund           Fund        Insured Fund    Insured Fund
                                                               -------------------------------------------------------------
Cost of Investments .......................................       $38,351,516    $29,767,783     $26,331,852     $3,170,582
Aggregate unrealized appreciation .........................        $2,499,133     $2,010,559      $2,208,135       $232,691
Aggregate unrealized depreciation .........................                $0            $58              $0             $0
Net unrealized appreciation ...............................        $2,499,133     $2,010,501      $2,208,135       $232,691

For federal income tax purposes, as of December 31, 1997, Tax-Free North Dakota Fund had a capital loss carryover of $44,191 that will expire in 2004, Tax-Free Oregon Insured Fund had a capital loss carryover of $600,611 that will expire in 2002 through 2004, and Tax-Free Washington Insured Fund had a capital loss carryover of $80,740 that will expire in 2003.

5. Capital Stock
Transactions in capital stock were as follows:

                                                              Tax-Free                           Tax-Free
                                                               Idaho                           North Dakota
                                                                Fund                                Fund
                                                    ---------------------------------------------------------------
                                                      Year ended     Year ended         Year ended     Year ended
                                                       12/31/97       12/31/96           12/31/97        12/31/96
Shares sold:
    A Class ................................            731,650      1,392,372             68,674         175,611
    B Class ................................            183,407        283,576             17,635          33,146
    C Class ................................             64,124         34,723                 --           2,582

Shares issued upon reinvestment of dividends
    from net investment income:
    A Class ................................             87,352         55,095             95,230         101,442
    B Class ................................             14,064          5,873              2,047           1,687
    C Class ................................              3,083          3,898                156              68
                                                      ---------      ---------            -------         -------
                                                      1,083,680      1,775,537            183,742         314,536
                                                      ---------      ---------            -------         -------
Shares repurchased:
    A Class ................................           (406,050)      (137,976)          (529,157)       (458,594)
    B Class ................................            (54,443        (15,168)            (5,593)         (4,529)
    C Class ................................            (44,185)       (34,878)              (274)           (770)
                                                      ---------      ---------            -------         -------
                                                       (504,678)      (188,022)          (535,024)       (463,893)
                                                      ---------      ---------            -------         -------

    Net Increase (Decrease)  ...............            579,002      1,587,515           (351,282)       (149,357)
                                                      =========      =========            =======         =======

                                                            Tax-Free                     Tax-Free
                                                             Oregon                      Washington
                                                          Insured Fund                  Insured Fund
                                                 -------------------------------------------------------------
                                                   Year ended     Year ended     Year ended       Year ended
                                                   12/31/97       12/31/96         12/31/97        12/31/96
Shares sold:
    A Class ................................          372,928        448,613         38,633         50,130
    B Class ................................          162,406        254,637         50,130         50,610
    C Class ................................           16,538         28,308          4,447             93

Shares issued upon reinvestment of dividends
    from net investment income:
    A Class ................................           61,920         60,566          6,061          5,366
    B Class ................................           15,305          9,000          1,911            530
    C Class ................................            1,157            696             86
                                                      -------        -------        -------        -------
                                                      630,254        802,020        101,268        106,729
                                                      -------        -------        -------        -------
Shares repurchased:
    A Class ................................         (412,353)      (539,553)       (55,657)       (25,440)
    B Class ................................          (33,265)       (58,924        (12,744)        (2,606)
    C Class ................................           (2,526)       (17,624)
                                                      -------        -------        -------        -------
                                                     (448,144)      (616,101)       (68,401)       (28,046)
                                                      -------        -------        -------        -------

    Net Increase (Decrease)  ...............          182,110        185,919         32,867         78,683
                                                      =======        =======        =======        =======

6. Credit And Market Risks
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

32 for tax-exempt income

Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Idaho Fund
Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free North Dakota Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Oregon Insured Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Washington Insured Fund

We have audited the accompanying statements of net assets of Tax-Free Idaho, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights from the dates of commencement of operations of the respective Funds through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 16, 1998

This annual report is for the information of Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

[Photos of globes]

directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

Subadviser
Voyageur Asset Management Inc.
90 South Seventh Street
Minneapolis, MN 55402

This report must be preceded or accompanied by a current Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

[Photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only

1.800.659.2265

[LOGO]

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.


Printed in the USA
on recycled paper

(517)
AR-INOW[12/97]TKO2/98